TRANSAMERICA PRINCIPIUMSM IV VARIABLE ANNUITY
Issued through
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company
Separate Account VA B and Separate Account VA BNY
Updating Summary Prospectus
December 1, 2021
This Updating Summary Prospectus summarizes certain key features of the Transamerica PrincipiumSM IV Variable Annuity variable annuity Policy (“the Policy”), The Updating Summary Prospectus also provides a summary of Policy features that have changed.
The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at transamerica.com. You can also obtain this information at no cost by calling (800) 525-6205, or You can also request this information from Your registered representative.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Portfolio Companies available under Your Policy (the “Portfolios”) are no longer sent by mail, unless you specifically request paper copies of the reports from Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“Transamerica”). Instead, the reports will be made available on transamerica.com. We’ll let You know by mail each time a report is posted. The notification will have a URL for accessing the report. If You’ve already elected to receive documents from us electronically, You’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing You need to do.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800) 525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.
Your election to receive reports in paper will apply to all Portfolio Companies available under Your Policy.

ii

special TERMS
Administrative Office - Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Fixed Account - One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Investment Option(s) - The Subaccounts and the Fixed Account.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Policy - The Transamerica PrincipiumSM IV Variable Annuity, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date - The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
•	premium payments; minus
•	gross withdrawals (withdrawals plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus or minus any Excess Interest Adjustment plus taxes (on the withdrawal)); plus
•	interest credited in the Fixed Account; plus
•	accumulated gains in the Separate Account; minus
•	accumulated losses in the Separate Account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges (including those imposed upon termination), if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Portfolio Company(ies) - The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Separate Account - Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio .
summary of policy features that have changed
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since You entered into Your Policy.
•	For changes in the names of certain portfolios and/or Advisers/Subadvisors please refer to the Appendix - Portfolio Companies Available Under the Policy.
•	For updated portfolio expense information please refer to Important Information You Should Consider About This Policy and the Appendix - Portfolio Companies Available Under the Policy.
•	For updated portfolio performance information please refer to the Appendix - Portfolio Companies Available Under the Policy.

important INFORMATION you should consider about the policy
FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawal	If You withdraw money from during a specified number of Policy Years following the premium payment being withdrawn, you may be assessed a surrender charge. The surrender charge is assessed for 5 years with a maximum of 5% under the Principium IV. The Principium IV with the Access Rider eliminates all surrender charges.
For example, if You make an early withdrawal, you could pay a surrender charge on a $100,000 investment of up to $5,000 for the Principium IV.	Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Surrender Charge Access to Your Money Surrenders and Withdrawals
Transaction Charges	In addition to surrender charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted form, and asset verification requests from mortgage companies.	Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.			Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Portfolio Companies Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	0.85%
	Annual Service Charge	0%	2%
	Underlying Fund options (fund fees and expenses)[3]	0.12%	6.00%
	Optional Benefit Expenses (if elected)	0.15% [1]	2.50% [4]
1 As a percentage of average Separate Account Value.
[2] As a percentage of Policy Value.
[3] As a percentage of Portfolio Company assets.
[4] As a percentage of the Rider Fee Basis or Withdrawal Base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost $5,739	Highest Annual Cost $16,259
	Assumes:	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers, or withdrawals	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and Portfolio Company fees and expenses
• No sales charges
• No additional purchase payments, transfers, or withdrawals
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment	This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy. Surrender charges will reduce the value of Your Policy if You withdraw money during that time.
	The benefits of tax deferral and living benefit protection also means the Policy is more beneficial to investors with a long time horizon.			Principal Risks of Investing in the Policy Transaction Expenses - Surrender Charges Tax Information

	RISKS	Location in Prospectus
Risks Associated with Investment Options	• An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy.
• Each Investment Option, including the Fixed Account, has its own unique risks)
	• You should review the prospectuses for the available Portfolio Companies before making an investment decision.	Principal Risks of Investing in the Policy Investment Options Appendix: Portfolio Companies Available Under the Policy
Insurance Company Risks	Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting transamerica.com or by calling toll-free 1-800-525-6205.	Principal Risks of Investing in the Policy Information About Us Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
• We reserve the right to limit transfers in circumstances of large or frequent transfers.
• The Fixed Account option may not be available for investment depending on when you applied for your Policy and when it was issued.
	• We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.	Expenses – Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Optional Benefits	• Certain optional benefits limit or restrict the Investment Options that You may select under the Policy. We may change these restrictions in the future.
• Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
	• We may stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.	Investment Restrictions Benefits Available Under the Policy Guaranteed Lifetime Withdrawal Benefit Riders
	TAXES	Location in Prospectus
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• If You purchase the Policy as an individual retirement account or through a tax qualified plan, you do not get any additional tax benefit.
	• You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if You take a withdrawal before age 59 ½.	Tax Information

	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, Inc. (“TCI”) is the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	Distribution of the Policies
Exchanges	If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.	Exchanges and/or Reinstatements

APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at dfinview.com/Transamerica/TAHD/VA. You can also request this information at no cost by calling our Administrative Office at 1-800-525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: To maximize total return consistent with the Adviser's determination of reasonable risk	AB Balanced Wealth Strategy Portfolio - Class B Advised by: AllianceBernstein L.P.	1.02%	0.20%	1.22%	9.25%	7.85%	7.30%
Investment Objective: Long-term capital appreciation.	American Funds - New World Fund® - Class 4 Advised by: Capital Research and Management CompanySM	1.09%	0.15%	1.24%	23.29%	13.05%	6.28%
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	DFA VA Global Bond Portfolio - Institutional Class Advised by: Dimensional Fund Advisors LP	0.24%	0.60%	0.84%	1.46%	2.24%	2.46%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Consumer Staples - Initial Class Advised by: Fidelity Management & Research Company	0.67%	0.50%	1.17%	11.78%	8.09%	11.00%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Energy Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.94%	0.30%	1.24%	-32.88%	-6.36%	-4.77%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Health Care Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.89%	0.30%	1.19%	21.28%	-	-
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Technology Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.63%	0.50%	1.13%	64.95%	31.10%	20.09%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Utilities Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.67%	0.50%	1.17%	-0.12%	12.50%	11.16%
Investment Objective: The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund - Class 3 Advised by: SSGA Funds Management, Inc.	0.85%	0.20%	1.05%	6.14%	6.97%	6.12%
Investment Objective: Seeks long-term capital appreciation and current income.	Transamerica 60/40 Allocation VP - Service Class Advised by: Transamerica Asset Management, Inc.	0.76%	-	0.76%	4.68%	7.43%	6.33%
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.88%	-	0.88%	4.68%	7.43%	6.33%
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.94%	-	0.94%	-7.59%	6.06%	7.92%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.84%	-	0.84%	8.66%	3.45%	3.08%
Investment Objective: Seeks to maximize total return.	Transamerica BlackRock Global Real Estate Securities VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.06%	-	1.06%	-0.51%	4.43%	5.45%
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.62%	-	0.62%	0.25%	0.54%	0.27%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	0.64%	9.45%	6.11%	4.96%
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 50 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	0.64%	9.72%	-	-
Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.	Transamerica BlackRock iShares Edge 75 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	0.64%	10.26%	-	-
Investment Objective: Seeks long-term capital appreciation.	Transamerica BlackRock iShares Edge 100 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.73%	-	0.73%	9.88%	-	-
Investment Objective: Seeks long-term capital appreciation with current income as a secondary objective.	Transamerica Goldman Sachs 70/30 Allocation VP - Service Class Sub-Advised by: Goldman Sachs Asset Management, L.P.	1.15%	-	1.15%	-	-	-
Investment Objective: Seeks high total return through the combination of income and capital appreciation.	Transamerica Madison Diversified Income VP - Service Class Sub-Advised by: Madison Asset Management. LLC	1.04%	-	1.04%	7.95%	7.58%	6.27%
Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Managed Risk - Balanced ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.66%	-	0.66%	4.19%	6.24%	5.47%
Investment Objective: Seeks current income and preservation of capital.	Transamerica Managed Risk - Conservative ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.65%	-	0.65%	4.91%	5.57%	4.94%
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Managed Risk - Growth ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.69%	-	0.69%	4.22%	7.46%	6.53%
Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.98%	-	0.98%	117.29%	31.88%	22.37%
Investment Objective: Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP - Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.07%	-	1.07%	18.34%	8.86%	6.40%
Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	Transamerica MSCI EAFE Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.43%	0.15%	0.58%	7.81%	-	-
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.87%	-	0.87%	15.60%	10.58%	9.63%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.	Transamerica PIMCO Total Return VP – Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.92%	-	0.92%	7.40%	4.29%	3.65%
Investment Objective: Seeks maximum real return, consistent with appreciation of capital.	Transamerica PineBridge Inflation Opportunities VP - Service Class Sub-Advised by: PineBridge Investments LLC	0.82%	-	0.82%	8.69%	4.39%	2.66%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Rothschild & Co Large Cap Value VP - Service Class Sub-Advised by: Transamerica Asset Management, Inc. & Levin Capital Strategies, L.P.	1.20%	-	1.20%	-0.61%	-	-
Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index	Transamerica S&P 500 Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.39%	0.15%	0.54%	17.98%	-	-
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.06%	-	1.06%	23.30%	15.44%	14.12%
Investment Objective: To provide long-term capital appreciation and reasonable current income.	Vanguard ® VIF Balanced Portfolio Advised by: Wellington Management Company, LLP	0.20%	0.60%	0.80%	10.68%	10.77%	9.88%
Investment Objective: To provide current income and low to moderate capital appreciation.	Vanguard ® VIF Conservative Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.73%	11.73%	8.10%	7.38%
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard ® VIF Mid-Cap Index Portfolio Advised by: Vanguard Equity Investment Group	0.17%	0.60%	0.77%	18.07%	13.14%	12.26%
Investment Objective: Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard ® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.73%	13.77%	9.80%	-
(1)	Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that any money market portfolio offered under this policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisers unless otherwise indicated.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000216272 for TLIC and #C000216281 for TFLIC